UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 28, 2018
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On March 1, 2018, Finjan Holdings, Inc. (the “Company”), including its wholly-owned subsidiary, Finjan, Inc. (“Finjan” and collectively with the Company and its affiliated companies, the “Finjan Parties”), announced that Finjan Parties and Symantec Corporation (“Symantec”) and its subsidiary, Blue Coat Systems, LLC (“Blue Coat”) (collectively, the “Symantec Parties”) have reached a mutually agreed Confidential Patent License and Settlement Agreement (the “License and Settlement Agreement”) effective as of February 28, 2018 (“Effective Date”). Specifically, the Parties have resolved and settled all claims between them.
As part of the settlement, the Symantec Parties will obtain a license to, among others, the Finjan patents and pay the Finjan Parties $65.0 million in cash within twenty (20) days of the Effective Date of the License and Settlement Agreement. Further, upon acquisition by Symantec of certain entities within four years from the Effective Date, the Symantec Parties will pay additional license fees of up to $45.0 million to the Finjan Parties, unless otherwise mutually agreed to by the Company and Symantec. The remaining terms of the License and Settlement Agreement are confidential.
The foregoing description of the License and Settlement Agreement is qualified in its entirety by reference to the full text of the License and Settlement Agreement, which the Company intends to file with the Securities and Exchange Commission as an exhibit to the applicable periodic report. The Company also intends to seek appropriate confidential treatment of certain terms and provisions of the License and Settlement Agreement in connection with the filing of such agreement, in accordance with the procedures of the Securities and Exchange Commission.
A copy of the press release issued by the Company relating to the matters discussed above is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 1, 2018, entitled “Finjan and Symantec Enter into Confidential Definitive Agreement.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: March 1, 2018	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer